UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2013

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02	Unregistered Sales of Equity Securities

 On August 30, 2013, the Company issued 200,000,000 shares of its Class A Common stock at an applicable conversion price of $0.000044.  SC Capital converted $8,800 of its note convertible in the amount of $50,800 from its note dated November 20, 2012.  There is $0 remaining on the note.

Item 5.02	Appointment of Officers/Directors.

(a)
Pursuant to the Company’s By-Laws, each Director of the Company shall serve for a term ending on the date of the fourth annual meeting of shareholders following the annual meeting at which the Director was elected.  The Company Directors and Officers are as follows:

Name	Position	Date of Appointment	Date of Next Election	Class
Paul Howarth	Director	2012	2016	I
Joseph Mezey	Director	2011	2015	II

Name	Position	Date of Appointment
Paul Howarth	President, CEO	2011
Joseph Mezey	CFO	2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Graystone Company, Inc.
Dated: September 4, 2013
	By:	/s/ Joseph Mezey
Name: Joseph Mezey
Title: CFO